Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 11 Goodwill and Other Intangible Assets

The carrying amounts of goodwill and acquired intangible assets not subject to amortization consist of the following (in thousands):

	As of December 31, 2016	As of December 31, 2017
Goodwill (1)	$2,620,627	$2,620,627
Orbital locations	2,387,700	2,387,700
Trade name	65,200	65,200

(1)	Net of accumulated impairment losses of $4,160,200.

We account for goodwill and other non-amortizable intangible assets in accordance with FASB ASC 350, and have deemed these assets to have indefinite lives. Therefore, these assets are not amortized but are instead tested on an annual basis for impairment during the fourth quarter, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable.

(a) Goodwill

We perform our annual goodwill impairment assessment using a qualitative approach to identify and consider the significance of relevant key factors, events, and circumstances that affect the fair value of our reporting unit. We are required to identify reporting units at a level below the Company’s identified operating segments for impairment analysis. We have identified only one reporting unit for the goodwill impairment test.

Assumptions and Approach Used. We make our qualitative evaluation considering, among other things, general macroeconomic conditions, industry and market considerations, cost factors, overall financial performance and other relevant entity-specific events.

Based on our examination of the qualitative factors at December 31, 2016, we concluded that there was not a likelihood of more than 50% that the fair value of our reporting unit was less than its carrying value; therefore, no further testing of goodwill was required.

At December 31, 2017, we reassessed the different qualitative factors and updated our assessment. Based on our review, since the fixed and mobile satellite services industry is under pressure (pricing, over-supply, value-chain inefficiencies) and since comparable companies have demonstrated negative to minimal revenue growth with equities underperforming, we determined that a quantitative assessment of goodwill was appropriate.

We determined the estimated fair value of our reporting unit using discounted cash flow analysis, along with independent source data related to the comparative market multiples and, when available, recent transactions, each of which is considered a Level 3 input within the fair value hierarchy under FASB ASC 820. The discounted cash flows were derived from a five-year projection of cash flows plus a residual value, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital.

In estimating the undiscounted cash flows, we primarily used our internally prepared budgets and forecast information. The key assumptions included in our model were projected growth rates, cost of capital, effective tax rates, and industry and economic trends. A change in the estimated future cash flows or other assumptions could change our estimated fair values and result in future impairments. Based on our quantitative analysis as described above, we concluded that there was no impairment for goodwill at December 31, 2017.

(b) Orbital Locations, Trade Name and other Intangible Assets

Orbital Locations. Intelsat is authorized by governments to operate satellites at certain orbital locations—i.e., longitudinal coordinates along the Clarke Belt. The Clarke Belt is the part of space approximately 35,800 kilometers above the plane of the equator where geostationary orbit may be achieved. Various governments acquire rights to these orbital locations through filings made with the ITU, a sub-organization of the United Nations. We will continue to have rights to operate satellites at our orbital locations so long as we maintain our authorizations to do so.

Our rights to operate at orbital locations can be used and sold individually; however, since satellites and customers can be and are moved from one orbital location to another, our rights are used in conjunction with each other as a network that can be adapted to meet the changing needs of our customers and market demands. Due to the interchangeable nature of orbital locations, the aggregate value of all of the orbital locations is used to measure the extent of impairment, if any.

We determined the estimated fair value of our rights to operate at orbital locations using the build-up method to determine the cash flows for the income approach, with the resulting projected cash flows discounted at an appropriate weighted average cost of capital. In instances where the build-up method did not generate positive value for the rights to operate at an orbital location, but the rights were expected to generate revenue, we assigned a value based upon independent source data for recent transactions relating to similar orbital locations, which are all considered Level 3 inputs within the fair value hierarchy under FASB ASC 820.

At December 31, 2016 and December 31, 2017, we determined, based on an examination of qualitative factors, that there was no impairment.

Trade Name. We have implemented the relief from royalty method to determine the estimated fair value of the Intelsat trade name. The relief from royalty analysis is comprised of two major steps: i) a determination of the hypothetical royalty rate, and ii) the subsequent application of the royalty rate to projected revenue. In determining the hypothetical royalty rate utilized in the relief from royalty approach, we considered comparable license agreements, operating earnings benchmark rule of thumb, an excess earnings analysis to determine aggregate intangible asset earnings, and other qualitative factors, each of which is considered Level 3 input within the fair value hierarchy under FASB ASC 820.

At December 31, 2016 and December 31, 2017, we determined, based on an examination of qualitative factors, that there was no impairment.

The carrying amount and accumulated amortization of acquired intangible assets subject to amortization consisted of the following (in thousands):

	As of December 31, 2016			As of December 31, 2017
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Backlog and other	$743,760	$(669,045)	$74,715	$743,760	$(686,425)	$57,335
Customer relationships	534,030	(216,907)	317,123	534,030	(241,781)	292,249

Total	$1,277,790	$(885,952)	$391,838	$1,277,790	$(928,206)	$349,584

Intangible assets are amortized based on the expected pattern of consumption. We recorded amortization expense of $60.2 million, $48.5 million and $42.3 million for the years ended December 31, 2015, 2016 and 2017, respectively.

Scheduled amortization charges for the intangible assets over the next five years are as follows (in thousands):

Year	Amount
2018	$38,481
2019	34,351
2020	31,103
2021	28,635
2022	25,479

Our policy is to expense all costs incurred to renew or extend the terms of our intangible assets. The renewal expenses for the years ended December 31, 2015, 2016 and 2017 were immaterial to our consolidated results of operations.